UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of report (Date of earliest event reported): May 21, 2018 ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                                      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                  Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. (the "Annual Meeting") was held on May 21, 2018. We had 211,746,787 outstanding shares of our common stock as of April 18, 2018, the record date for the Annual Meeting. 188,614,721 shares of common stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors
Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	178,245,298	1,032,643	220,307	9,116,473
Richard D. Fain	173,016,135	4,974,621	1,507,492	9,116,473
William L. Kimsey	170,632,339	8,725,580	140,329	9,116,473
Maritza G. Montiel	178,893,063	388,908	216,277	9,116,473
Ann S. Moore	172,314,625	6,968,197	215,426	9,116,473
Eyal M. Ofer	170,708,574	8,650,245	139,429	9,116,473
Thomas J. Pritzker	168,645,250	10,717,655	135,343	9,116,473
William K. Reilly	175,754,761	3,611,021	132,466	9,116,473
Bernt Reitan	170,027,809	9,336,122	134,317	9,116,473
Vagn O. Sørensen	175,288,632	3,988,756	220,860	9,116,473
Donald Thompson	178,876,265	404,850	217,133	9,116,473
Arne Alexander Wilhelmsen	174,504,431	4,860,363	133,454	9,116,473

Each of the twelve nominees listed above was elected to the Board of Directors, having received the affirmative vote of a majority of the votes cast with respect to the election of directors.

Advisory Vote on Compensation of Named Executive Officers

Number
Votes For	169,508,927
Votes Against	9,167,978
Abstentions	821,343
Broker Non-Votes	9,116,473

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Ratification of the Auditors

Number
Votes For	185,296,612
Votes Against	3,177,832
Abstentions	140,277
Broker Non-Votes	0

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROYAL CARIBBEAN CRUISES LTD.

Date:	May 22, 2018	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: